(ICON)

Prudential
Pacific
Growth
Fund, Inc.

ANNUAL
REPORT
Oct. 31, 1998

(LOGO)

Prudential Pacific Growth Fund, Inc.

Performance At A Glance.
Over the 12 months ended October 31, 1998, Asian economies went into recession and Pacific stock prices plummeted as investors avoided whatever uncertainty they could. Although we couldn't prevent a substantial decline in our holdings, the Prudential Pacific Growth Fund beat the average Pacific Region Fund by six percentage points, as measured by Lipper, Inc. We accomplished that by taking a defensive position early, holding high cash balances, hedging our currency and some stock market exposures, and focusing on countries and industries that were relatively buffered from the regional economy.

Cumulative Total Returns1                               As of 10/31/98

                                       One            Five           Since
                                       Year           Years        Inception2
Class A                              -15.53%         -32.21%          9.29%
Class B                              -16.32          -34.65           4.32
Class C                              -16.32            N/A          -38.45
Class Z                              -15.36            N/A          -35.89
Lipper Pacific Region Fund Avg.3     -21.64          -26.69           ***


Average Annual Total Returns1                             As of 9/30/98

                            One            Five           Since
                            Year           Years        Inception2
Class A                    -34.35%         -8.38%         -0.03%
Class B                    -36.44          -8.36           0.08
Class C                    -32.44           N/A          -11.79
Class Z                    -30.67           N/A          -17.08

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A and Class B, 7/24/92; Class C, 8/1/94; Class Z,
3/1/96.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Pacific Region Fund category.

***Lipper Since Inception returns are 13.53% for Class A and Class B, -38.35% for Class C, and -37.30% for Class Z based on all funds in each share class.

How Investments Compared.
   (As of 10/31/98)
       (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Steve Auth, Toru Komatsu, and Dave Descalzi, Fund Managers
(PHOTO)

Portfolio
Managers' Report
The Prudential Pacific Growth Fund invests primarily in stocks of companies in the Pacific Basin, selecting a diversified portfolio aimed at long-term growth of capital. Steve Auth, head of Prudential's global equity group, and Dave Descalzi design overall strategy and set country allocations. Dave also manages our Hong Kong-based team. Toru Komatsu heads our Japan-based team. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Necessary Reforms.
We believe the Pacific region has extraordinary potential because of its large, ambitious, hardworking, and growing population. These strengths had been hampered by an inefficient system of capital allocation that had been protected by the inflow of global funds. The past year has seen a widespread recognition of the structural problems and some steps to correct them. It was a painful but necessary process. We believe the Pacific countries will emerge even stronger over the next year or so.

Strategy Session.
-------------------------------------------------------------------------------
We are keeping a relatively defensive stance, maintaining a significant position in Australia, avoiding the bank and real estate stocks in Hong Kong and Southeast Asia, and focusing our Japanese holdings on the few companies with growing earnings.

Although we had a high cash level at the end of October, we recently put some of this money to work in Japan because we saw signs that its markets may be bottoming. The Japanese government is continuing to move slowly in its attempts to reform the country's financial system, but we expect the private sector to take the lead in restructuring corporations. Our holdings in Japan, representing 24% of our assets at period end, still are well below the Japanese economy's representation in the regional markets. In the near term, we are focusing on companies that can increase their earnings. These are primarily in health care, specialty retail, electronics, and outsourcing. For example, we own Terumo, which makes drugs, blood-handling equipment, artificial organs and other medical supplies. Its earnings are 22% above last year's.

We also own niche growth companies such as Ryohin Keikaku, one of our largest holdings. It is a retailer and wholesaler of consumer items. Nintendo, more familiar to Americans, is another large holding; it has increased its earnings 83% over the last year.

      Portfolio Composition.
Sectors expressed as a percentage of
    net assets as of 10/31/98.
            (GRAPH)

What Went Well.
-------------------------------------------------
Our general strategy worked well. We increased our cash, helping our performance substantially in a generally declining market. We also made good use of futures contracts to reduce our exposure to currency changes and to some local stock markets. Our strategy was defensive: we avoided the most volatile stocks because we thought their tendency to large movements would most likely be shown in a downward direction.

We greatly increased our holdings in Australia. Australia's economy grew at a healthy rate, despite depressed commodity prices and its chief customers' economic recession. It accomplished this primarily by replacing lost Asian business with greater exports to Europe and the United States. Its stocks suffered, nonetheless, from the regional bear market. We had strong positive returns on Publishing & Broadcasting, Brambles Industries (a waste management company), and Woolworth's. We have owned Publishing & Broadcasting for some time and benefited from its strong performance. We sold a large part of our holding early in 1998, before a steep drop in prices.

In Japan, we avoided banks and sold our export-oriented stocks because of their exposure to the rising yen. We owned companies such as Terumo and Olympus Optical, both of which have niche businesses (both sell medical equipment), relatively low stock price volatility, and rapidly growing earnings. Both made strong positive contributions to our return.

And Not So Well.
-------------------------------------------------
The primary factor in our negative performance was the economic recession in the Pacific region, exacerbated by investors' unwillingness to take even moderate risks during this period. Stock markets in the region performed abysmally.

Although our defensive stance helped us over the year as a whole, there were periods when it hurt our performance. We missed rallies in January-February and again in September-October of 1998. Our decision to sit out the earlier rally was ratified by the subsequent decline. We used the market rise to sell stocks in sectors we wanted to leave. We also missed much of the gains in a sharp October upswing. We held too much cash to receive the market's full benefits, and our currency exposure was hedged to the U.S. dollar, which declined against Asian currencies.

Five Largest
Holdings.
3.6%  Woolworth's, Ltd.
      Retail
2.7%  Goodman Fielder, Ltd.
      Foods
1.9%  Brambles Industries, Ltd.
      Business & Public Services
1.8%  Publishing & Broadcasting
      Broadcasting & Publishing
1.8%  Smith (Howard), Ltd.
      Diversified Operations

Expressed as a percentage of net assetsas of 10/31/98.

Looking Ahead.
-------------------------------------------------
Although we are not optimistic about the rapidity of reform in Japan, we believe that much of the bad news about the Pacific region may already be reflected in stock prices.

The pace of economic and stock market recovery may be dependent, in part, on factors external to Asia. Nonetheless, the Pacific region appears to be getting positioned for extraordinary growth. Structural reforms, together with traditional strengths of inexpensive and hard-working labor, excellent work ethic, and immense regional economic demand, could set the stage for another period of outstanding performance. Stock prices tend to rise quickly once a positive sentiment sets in, so we are monitoring the area closely. We've already invested a significant portion of the cash we held at the end of our reporting period.

Up From The Bottom.
-------------------------------------------------------------------------------
Portfolio Managers Steve Auth, Toru Komatsu, and Dave Descalzi discuss the Pacific outlook.

Q. How do prospects for economic recovery in the Pacific look?
A. Steve Auth: Right now, the region looks a bit like Berlin in 1945 -- the good news is that the bombing has stopped, but it needs something equivalent to the Marshall Plan to get back on its feet. Many companies and banks have been incapacitated by the financial disaster of the past year. To a certain extent, the recent spate of central bank interest-rate reductions may mark the start of the region's recovery program, which should return it to its status as an economic powerhouse.

Q. Where is structural reform proceeding fastest?
A. Dave Descalzi: We've seen a reasonable attempt in Korea, where we believe there is a widespread recognition that their chaebol, or large conglomerates, dissipate shareholder value. Companies are making good efforts to rid themselves of assets that aren't part of their core strengths. There is greater transparency in financial data and more foreign ownership, which brings with it expertise in capital allocation. The government has nationalized banks and plans to clean them up and reprivatize them. These trends require a greater flow of foreign investment to Korea.
   We are modestly increasing our holdings. Thailand and the Philippines also deserve good marks. Thailand, like Korea, has encouraged foreign ownership and tightened up its banking regulations. We are actively looking for investment opportunities there.

   The most problematic cases are Malaysia, which has instituted controls on the flow of capital and currency out of the country, and China, which has gone into a defensive mode. China is so unstable that trying to change dramatically may create disorder. In the poor economic climate, they are reluctant to do anything that will increase unemployment in the short run. If the present crisis lasts long enough, the Chinese may dig a much deeper hole to climb out of.

Q. What are the prospects for change in Japan?
A. Toru Komatsu: Japan needs to change itself. Private companies have started to become reform-minded, but the government is holding back. The government holds the key to reform of the critical financial sector. Politicians are afraid of revealing the full extent of the financial institutions' problems, so they are putting off the restructuring, allowing the situation to become worse. We expect a lot of behind-the-scenes bargaining and deal making before a rapid and dramatic transformation, but it may take a great deal of pain before the government is forced to act. Meanwhile, we expect the private sector in Japan to begin to take the lead in the restructuring process.

Q. What are we doing in this environment?
A. Steve Auth: We are focusing our portfolios on companies that have the potential to increase their earnings in the current environment: exporters, health care companies, outsourcers, specialty retailers, and telecommunications. We are avoiding the region's banks, many of which remain insolvent, and companies engaged in the real estate sector, which is vastly overbuilt. We also are keeping our portfolio very liquid so we can react quickly to changing events. We are staying with larger companies and, in some cases, are also using very liquid financial contracts to add to or reduce exposure to key markets.

President's Letter                                            December 18, 1998
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder:
As 1998 draws to a close, the news from the financial markets is decidedly mixed. After a series of sharp sell-offs in late summer, some stock prices began to rebound in early fall, helped by three interest rate cuts by the Federal Reserve.

There was other good news. U.S. Treasuries and Western European bonds appreciated during the year as investors fled troubled Asian markets and other emerging markets. The U.S. economy remained strong with steady growth and low inflation.

The periods of uncertainty we experienced in 1998 illustrate why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during summer's volatility were rewarded. Stock prices, as measured by the Standard & Poor's 500 Index, recovered strongly in November regaining lost ground and even setting a new record high.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms
President

Portfolio of Investments as of October 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
EQUITIES & EQUIVALENTS--67.0%
COMMON STOCKS--67.0%
------------------------------------------------------------
Australia--16.5%
   68,150   Australia & New Zealand Banking
               Group, Ltd. (Commercial Banking)    $     389,421
   94,491   Brambles Industries, Ltd.
               (Business & Public Services)            2,070,648
1,716,600   FXF Trust(a) (Financial Services)            203,683
2,274,359   Goodman Fielder, Ltd. (Foods)              3,001,173
  264,310   Leighton Holdings, Ltd.
               (Building & Construction)                 980,466
  506,285   Publishing & Broadcasting, Ltd.
               (Broadcasting & Publishing)             2,007,711
  288,413   Sea World Property Trust, Ltd.
               (Leisure & Tourism)                       149,495
  334,642   Smith (Howard), Ltd.
               (Diversified Operations)                2,006,246
  447,700   Southcorp, Ltd.
               (Diversfied Consumer Products)          1,424,504
   53,500   St. George Bank, Ltd.
               (Commercial Banking)                      356,559
1,247,498   Star City Holdings, Ltd.(a) (Gaming)         849,178
  154,600   Westpac Banking Corp.
               (Commercial Banking)                      939,409
1,136,265   Woolworths, Ltd. (Retail)                  3,995,034
                                                   -------------
                                                      18,373,527
------------------------------------------------------------
Hong Kong--11.4%
   80,000   ASM Pacific Technology, Ltd.
               (Electronic Components)                    21,176
  203,000   Cheung Kong Holdings, Ltd.
               (Real Estate)                           1,389,244
  110,000   CLP Holdings, Ltd. (Utilities -
               Electric)                                 617,858
  423,000   Hong Kong and China Gas (Utilities)          600,813
   10,000   Hong Kong Electric Holdings, Ltd.(a)
               (Utilities - Electric)                     36,671
  291,400   Hong Kong Telecommunications, Ltd.
               (Telecommunications)                      583,214
   48,804   HSBC Holdings, Plc. (Banking)              1,118,563
2,600,700   Hung Hing Printing Group, Ltd.
               (Forest Products & Paper)               1,007,437
  260,600   Hutchison Whampoa, Ltd.
               (Multi-Industry)                    $   1,867,558
1,696,000   Innovative International Holdings,
               Ltd. (Automotive Parts)                   236,514
1,257,000   Kingboard Chemical Holdings, Ltd.
               (Electronic Components)                   141,209
   52,000   Lung Kee (Bermuda) Holdings, Ltd.
               (Miscellaneous)                             5,707
1,366,000   QPL International Holdings, Ltd.
               (Electronic Components)                   135,815
  199,000   Sun Hung Kai Properties, Ltd.
               (Real Estate)                           1,387,565
  249,400   Swire-Pacific, Ltd. 'A'
               (Diversified Consumer Products)         1,323,564
  396,300   Television Broadcasts, Ltd.
               (Broadcasting & Publishing)             1,054,139
  582,000   Varitronix International, Ltd.
               (Miscellaneous)                         1,104,707
  363,000   Wong's International Holdings, Ltd.
               (Electronic Components)                    38,904
                                                   -------------
                                                      12,670,658
------------------------------------------------------------
India--2.6%
   22,000   Bajaj Auto Ltd. (GDR)
               (Automobiles & Auto Parts)                366,850
   29,000   Industrial Credit & Investment Corp.
               of India, Ltd. (Financial
               Services)                                 159,500
   24,500   ITC Ltd. (GDR) (Multi-Industry)              484,487
  143,000   Mahanagar Telephone Nigam, Ltd.(a)
               (Telecommunications)                    1,537,250
   44,450   State Bank of India (GDR)
               (Commercial Banking)                      355,600
                                                   -------------
                                                       2,903,687
------------------------------------------------------------
Japan--24.2%
    8,100   Bellsystem 24, Inc. (Commercial
               Services)                               1,560,372
   32,300   Benesse Corp. (Commercial Services)        1,486,111

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of October 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Japan (cont'd.)
  247,000   Daibiru Corp. (Property Investment)    $   1,731,209
   29,700   FP Corp. (Containers)                        812,229
   42,800   Matsumotokiyoshi (Retail)                  1,619,539
   74,300   Meitec Corp.
               (Computer Software & Services)          1,437,694
   43,400   Nichii Gakkan Co.
               (Health Care Services)                  1,604,919
   16,000   Nintendo Co., Ltd.
               (Electronic Components &
               Instruments)                            1,356,725
       25   NTT Mobile Communications
               (Telecommunications)                      905,143
   58,100   Oiles Corp. (Miscellaneous)                1,261,631
  133,000   Olympus Optical Co., Ltd
               (Business & Public Services)            1,372,549
   25,600   Riso Kagaku Corp.
               (Office Equipment & Supplies)           1,442,036
   15,900   Ryohin Keikaku Co., Ltd. (Retail)          1,722,910
   32,900   Shimamura Co. (Retail)                     1,307,172
   45,900   Square Co., Ltd.
               (EDP Software & Services)                 868,421
   68,000   Terumo Corp. (Medical Products)            1,432,749
  116,000   Tokio Marine & Fire Insurance Co.,
               Ltd. (Insurance)                        1,321,809
  100,000   Tostem Corp. (Building &
               Construction)                           1,557,448
   38,300   Union Tool Co.
               (Machinery & Equipment)                 1,413,029
   34,200   Zenrin Co., Ltd. (Electrical Goods)          664,706
                                                   -------------
                                                      26,878,401
------------------------------------------------------------
Korea--1.6%
    5,010   Dae Duck Electronics Co.
               (Electrical Equipment)                    355,769
    8,420   Dong Yang Power Systems Co.
               (Electrical Equipment)                    239,295
   22,219   Medison Co., Ltd. (Medical Products)         245,849
   11,070   Pusan City Gas Co., Ltd.
               (Gas Distribution)                        209,739
   23,170   Sindo Ricoh
               (Office Equipment & Supplies)             700,631
                                                   -------------
                                                       1,751,283
Malaysia--0.7%
  194,000   Berjaya Sports Toto Berhad (Gaming)    $     109,326
   92,000   Magnum Corp. Berhad (Gaming)                  18,129
  441,000   Malayan Banking Berhad
               (Commercial Banking)                      373,591
  170,000   Malaysian Pacific Industries Berhad
               (Electronic Components)                   123,978
  137,000   Telekom Malaysia Berhad
               (Telecommunications)                      170,304
                                                   -------------
                                                         795,328
------------------------------------------------------------
The Philippines--1.4%
  158,000   Manila Electric Co. 'B' (Utilities)          465,973
   45,600   Philippine Long Distance Telephone
               Co. (ADR) (Telephones)                  1,111,500
                                                   -------------
                                                       1,577,473
------------------------------------------------------------
Singapore--4.1%
  196,000   City Developments, Ltd.
               (Property Development)                    712,288
   34,000   Cycle & Carriage, Ltd.
               (Automobiles & Auto Parts)                 85,864
  105,000   DBS Land, Ltd. (Real Estate)                 119,002
  210,800   Elec & Eltek International Co., Ltd.
               (Electronics)                           1,054,000
  158,000   Natsteel Electronics, Ltd.
               (Electronic Components &
               Instruments)                              325,051
   58,000   Oversea-Chinese Banking Corp., Ltd.
               (Banking)                                 253,649
   27,000   Overseas Union Bank (Banking)                 73,508
   15,000   Singapore Airlines, Ltd. (Airlines)           92,393
   45,900   Singapore Press Co.
               (Broadcasting & Publishing)               398,639
  466,000   Singapore Technologies Engineering,
               Ltd.(a) (Engineering & Equipment)         459,255
  437,000   Singapore Telecommunications, Ltd.
               (Telecommunications)                      756,372
   38,000   United Overseas Bank, Ltd.
               (Commercial Banking)                      179,058
                                                   -------------
                                                       4,509,079

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of October 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Taiwan--4.3%
  136,000   Asustek Computer, Inc.(a)
               (Computers)                         $   1,006,631
  112,800   Cathay Life Insurance Co., Ltd.
               (Insurance)                               398,322
  390,400   Compal Electronics, Inc.(a)
               (Computers)                             1,216,049
   67,200   Compeq Manufacturing Co., Ltd.(a)
               (Electrical Equipment)                    426,930
  162,000   D-Link (Network Systems)                     357,224
  450,600   Phoenixtec Power Co., Ltd.(a)
               (Electronic Components)                   951,923
  229,100   Taiwan Semiconductor Manufacturing
               Co.(a) (Electronic Components)            462,793
                                                   -------------
                                                       4,819,872
------------------------------------------------------------
Thailand--0.2%
   10,000   Banpu Public Co., Ltd. (Mining)               29,867
   15,000   PTT Exploration & Production Public
               Co., Ltd.
               (Oil & Gas
               Exploration/Production)                   144,176
    2,900   Siam Cement Co., Ltd.(a)
               (Building Materials & Components)          36,220
                                                   -------------
                                                         210,263
                                                   -------------
            Total common stocks
               (cost $79,816,596)                     74,489,571
                                                   -------------
WARRANTS(a)--0.0%
------------------------------------------------------------
Hong Kong--0.0%
  533,666   Hong Kong & Shanghai Hotels, Ltd.
               expiring Dec. '98 @ HKD13.79
               (Leisure & Tourism)                 $         689
   16,830   Wharf Holdings, Ltd.
               expiring Dec. '99 @ HKD17.50
               (Multi-Industry)                            1,978
                                                   -------------
            Total warrants
               (cost $0)                                   2,667
                                                   -------------
            Total long-term investments
               (cost $79,816,596)                     74,492,238
                                                   -------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.1%
Principal
Amount
(000)
------------------------------------------------------------
Repurchase Agreements--9.1%
  $10,074   Joint Repurchase Agreement Account,
               5.40%,11/2/98
               (cost $10,074,000; Note 5)             10,074,000
                                                   -------------
------------------------------------------------------------
Total Investments--76.1%
            (cost $89,890,596; Note 4)                84,566,238
            Other assets in excess of
               liabilities--23.9%                     26,598,052
                                                   -------------
            Net Assets--100%                       $ 111,164,290
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of October 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------
The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of October 31, 1998 was as follows:

------------------------------------------------------------
Retail................................................    7.8%
Telecommunications....................................    3.6
Computers.............................................    3.3
Broadcasting & Publishing.............................    3.1
Business & Public Services............................    3.1
Commercial Services...................................    2.7
Foods.................................................    2.7
Real Estate...........................................    2.6
Diversified Consumer Products.........................    2.5
Commercial Banking....................................    2.3
Building & Construction...............................    2.3
Property Development..................................    2.2
Miscellaneous.........................................    2.1
Multi-Industry........................................    2.1
Office Equipment & Supplies...........................    1.9
Diversified Operations................................    1.8
Utilities-Electric and Gas............................    1.7
Electronic Components.................................    1.6
Electronic Components & Instruments...................    1.6
Insurance.............................................    1.5
Electrical Goods & Equipment..........................    1.5
Medical Products......................................    1.5%
Health Care Services..................................    1.4
Banking...............................................    1.3
Machinery & Equipment.................................    1.3
Telephones............................................    1.0
Electronics...........................................    1.0
Forest Products & Paper...............................    0.9
Gaming................................................    0.9
EDP Software & Services...............................    0.8
Containers............................................    0.7
Engineering & Equipment...............................    0.4
Automobile Parts......................................    0.4
Financial Services....................................    0.3
Network...............................................    0.3
Automotive Parts......................................    0.2
Leisure & Tourism.....................................    0.2
Oil & Gas Exploration.................................    0.1
Airlines..............................................    0.1
Building Materials & Components.......................    0.1
Mining................................................    0.1
Other assets in excess of liabilities (including Joint
  Repurchase Agreement)...............................   33.0
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities         PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1998
Investments, at value (cost $89,890,596)..................................................................        $ 84,566,238
Foreign currency, at value (cost $27,787,591).............................................................          31,313,070
Cash......................................................................................................             182,789
Forward currency contracts - amount receivable from counterparties........................................           2,408,993
Receivable for investments sold...........................................................................             355,314
Receivable for Fund shares sold...........................................................................             297,690
Dividends and interest receivable.........................................................................             255,329
Other assets..............................................................................................               7,832
                                                                                                                ----------------
   Total assets...........................................................................................         119,387,255
                                                                                                                ----------------
Liabilities
Forward currency contracts - amount payable to counterparties.............................................           7,417,143
Payable for Fund shares reacquired........................................................................             441,427
Accrued expenses and other liabilities....................................................................             149,889
Management fee payable....................................................................................              69,016
Distribution fee payable..................................................................................              67,739
Due to broker - variation margin..........................................................................              52,739
Withholding taxes payable.................................................................................              25,012
                                                                                                                ----------------
   Total liabilities......................................................................................           8,222,965
                                                                                                                ----------------
Net Assets................................................................................................        $111,164,290
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $     12,494
   Paid-in capital in excess of par.......................................................................         161,618,732
                                                                                                                ----------------
                                                                                                                   161,631,226
   Undistributed net investment income....................................................................           5,082,914
   Accumulated net realized loss on investments, foreign currency transactions and futures................         (48,642,369)
   Net unrealized depreciation on investments, foreign currencies and futures.............................          (6,907,481)
                                                                                                                ----------------
Net assets, October 31, 1998..............................................................................        $111,164,290
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($22,624,012 / 2,476,170 shares of common stock issued and outstanding).............................                $9.14
   Maximum sales charge (5.00% of offering price).........................................................                 .48
                                                                                                                ----------------
   Maximum offering price to public.......................................................................                $9.62
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($74,456,920 / 8,474,376 shares of common stock issued and outstanding).............................                $8.79
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,654,014 / 188,277 shares of common stock issued and outstanding)................................                $8.79
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,429,344 / 1,355,422 shares of common stock issued and outstanding).............................                $9.17
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL PACIFIC GROWTH FUND, INC.
PACIFIC GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1998
Income
   Dividends (net of foreign withholding
      taxes
      of $127,986).........................     $  2,502,541
   Interest................................          667,412
                                              ----------------
      Total income.........................        3,169,953
                                              ----------------
Expenses
   Management fee..........................        1,021,518
   Distribution fee--Class A...............           67,112
   Distribution fee--Class B...............          919,826
   Distribution fee--Class C...............           22,757
   Transfer agent's fees and expenses......          530,000
   Custodian's fees and expenses...........          247,000
   Reports to shareholders.................           45,000
   Registration fees.......................           40,000
   Audit fees and expenses.................           38,000
   Directors' fees.........................           27,000
   Legal fees and expenses.................           13,000
   Miscellaneous...........................           14,829
                                              ----------------
      Total expenses.......................        2,986,042
                                              ----------------
Net investment income......................          183,911
                                              ----------------
Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency and
Futures Transactions
Net realized gain (loss) on:
   Investment transactions.................      (49,026,779)
   Foreign currency transactions...........        4,906,494
   Futures transactions....................          384,410
                                              ----------------
                                                 (43,735,875)
                                              ----------------
Net change in unrealized appreciation/(depreciation) on:
   Investments.............................       19,055,644
   Foreign currencies......................       (1,196,320)
   Futures.................................         (110,653)
                                              ----------------
                                                  17,748,671
                                              ----------------
Net loss on investments, foreign currencies
   and futures.............................      (25,987,204)
                                              ----------------
Net Decrease in Net Assets
Resulting from Operations..................     $(25,803,293)
                                              ----------------
                                              ----------------

PRUDENTIAL PACIFIC GROWTH FUND, INC.
PACIFIC GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                        1998              1997
Operations
   Net investment income
      (loss)...................  $     183,911    $    (1,316,909)
   Net realized gains (loss) on
      investments and foreign
      currency transactions....    (43,735,875)        19,797,626
   Net change in unrealized
      appreciation
      (depreciation) on
      investments, futures and
      foreign currencies.......     17,748,671        (56,009,460)
                                 -------------    ---------------
   Net decrease in net assets
      resulting from
      operations...............    (25,803,293)       (37,528,743)
                                 -------------    ---------------
   Distributions in excess of
      net investment income
      Class A..................     (1,079,173)                --
      Class B..................     (2,945,918)                --
      Class C..................        (50,643)                --
      Class Z..................       (685,936)                --
                                 -------------    ---------------
                                    (4,761,670)                --
                                 -------------    ---------------
   Distributions from net
      realized gains
      Class A..................     (2,309,696)        (2,078,862)
      Class B..................     (8,685,264)        (7,004,628)
      Class C..................       (149,828)          (268,013)
      Class Z..................     (1,332,334)          (775,335)
                                 -------------    ---------------
                                   (12,477,122)       (10,126,838)
                                 -------------    ---------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................    141,655,986      2,461,825,495
   Net asset value of shares
      issued in reinvestment of
      distributions............     16,174,424          9,110,015
   Cost of shares reacquired...   (190,629,423)    (2,726,822,208)
                                 -------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions.............    (32,799,013)      (255,886,698)
                                 -------------    ---------------
Total decrease.................    (75,841,098)      (303,542,279)
Net Assets
Beginning of year..............    187,005,388        490,547,667
                                 -------------    ---------------
End of year(a).................  $ 111,164,290    $   187,005,388
                                 -------------    ---------------
                                 -------------    ---------------
(a) Includes undistributed net
    investment income of.......  $   5,082,914    $     4,756,316
                                 -------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Investments Fund Management LLC ('PIFM'). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $4,904,357, decrease paid-in capital in excess of par by $4,593 and decrease accumulated net realized gains by $4,899,764 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $48,700 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS has advised the Fund that for the year ended October 31, 1998, they received approximately $413,700 and $10,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIMS, PIFM and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1998, the Fund incurred fees of approximately $466,000 for the services of PMFS. As of October 31, 1998, approximately $33,200 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $100,112,663 and $146,344,992, respectively.

At October 31, 1998, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Purchase Contracts      Receivable         Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring
  12/15/98..........    $ 2,140,653     $ 2,124,788    $     (15,865)
Japanese Yen,
  expiring 12/21/98-
  3/15/99...........     14,298,659      16,707,652        2,408,993
                      ---------------   -----------   --------------
                        $16,439,312     $18,832,440    $   2,393,128
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Sale Contracts          Receivable         Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 12/15/98-
  12/21/98..........    $ 4,950,000     $ 5,163,060    $    (213,060)
Hong Kong Dollars,
  expiring
  4/27/99...........     11,900,000      12,025,725         (125,725)
Japanese Yen,
  expiring 11/2/98-
  5/3/99............     51,574,754      58,698,655       (7,123,901)
                      ---------------   -----------   --------------
                        $68,424,754     $75,887,440    $  (7,462,686)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

At October 31, 1998, the Fund held with its custodian and their global custody network approximately 28% of its net assets in foreign cash as follows:

Australian Dollar................................  $   507,462
Hong Kong Dollar.................................    2,572,235
Japanese Yen.....................................   25,407,580
Malaysian Ringgit................................      560,595
New Zealand Dollar...............................          399
Philippine Peso..................................       18,084
Singapore Dollar.................................      109,766
Thai Baht........................................      162,291
New Taiwan Dollar................................    1,974,658
                                                   -----------
  Total..........................................  $31,313,070
                                                   -----------
                                                   -----------

The United States federal income tax basis of the Fund's investments is substantially the same as for financial reporting purposes and accordingly, as of October 31, 1998, net unrealized depreciation for federal income tax purposes was $5,662,163 (gross unrealized appreciation--$5,109,696; gross unrealized depreciation--$10,771,859).
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
During the year ended October 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at October 31, 1998 are as follows:

                                                    Value at       Value at
 Number of                          Expiration     October 31,      Trade        Unrealized
 Contracts           Type              Date           1998           Date       Depreciation
-----------    ----------------    ------------    -----------     --------     ------------
Short Position:
3              Hang Seng             Nov. 98        $ 197,947      $191,594       $  6,353
3              Hang Seng             Nov. 98          197,947       187,972          9,975
4              Hang Seng             Nov. 98          263,929       255,665          8,264
5              Hang Seng             Nov. 98          329,912       313,449         16,463
9              Hang Seng             Nov. 98          593,841       557,815         36,026
10             Hang Seng             Nov. 98          659,823       626,251         33,572
                                                                                ------------
                                                                                  $110,653
                                                                                ------------
                                                                                ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Fund had a 1.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $10,074,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest is $265,935,719.

Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest is $265,365,298.

Deutsche Morgan Grenfell Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest is $265,200,735.

SBC Warburg Dillon Read, Inc., 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest is $164,045,205.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contigent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

Transactions in shares of common stock for the year ended October 31, 1998 and 1997 were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    4,437,257    $    42,845,381
Shares issued in reinvestment of
  distributions..................      329,658          3,143,003
Shares reacquired................   (5,369,479)       (52,502,540)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................     (602,564)        (6,514,156)
Shares issued upon conversion
  from Class B...................      143,203          1,354,722
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (459,361)   $    (5,159,434)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   81,011,975    $ 1,296,933,660
Shares issued in reinvestment of
  distributions..................      110,855          1,771,786
Shares reacquired................  (85,608,895)    (1,376,512,897)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (4,486,065)       (77,807,451)
Shares issued upon conversion
  from Class B...................      261,162          4,152,328
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (4,224,903)   $   (73,655,123)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    3,108,133    $    29,692,991
Shares issued in reinvestment of
  distributions..................    1,170,551         10,820,405
Shares reacquired................   (6,591,555)       (63,034,383)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (2,312,871)       (22,520,987)
Shares reacquired upon conversion
  into Class A...................     (148,409)        (1,354,722)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,461,280)   $   (23,875,709)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   40,987,211    $   633,115,767
Shares issued in reinvestment of
  distributions..................      415,124          6,363,693
Shares reacquired................  (51,456,334)      (794,472,870)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................  (10,053,999)      (154,993,410)
Shares reacquired upon conversion
  into Class A...................     (270,285)        (4,152,328)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................  (10,324,284)   $  (159,145,738)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Year ended October 31, 1998:
Shares sold......................    1,915,959    $    17,541,510
Shares issued in reinvestment of
  distributions..................       21,081            194,900
Shares reacquired................   (1,997,866)       (18,435,258)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (60,826)   $      (698,848)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   26,331,596    $   408,638,884
Shares issued in reinvestment of
  distributions..................       12,995            199,203
Shares reacquired................  (26,898,046)      (419,221,061)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (553,455)   $   (10,382,974)
                                   -----------    ---------------
                                   -----------    ---------------
Class Z                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    5,371,303    $    51,576,104
Shares issued in reinvestment of
  distributions..................      211,034          2,016,116
Shares reacquired................   (5,816,918)       (56,657,242)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (234,581)   $    (3,065,022)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    7,750,167    $   123,137,184
Shares issued in reinvestment of
  distributions..................       48,879            775,333
Shares reacquired................   (8,555,074)      (136,615,380)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (756,028)   $   (12,702,863)
                                   -----------    ---------------
                                   -----------    ---------------

------------------------------------------------------------
Note 7. Distributions

On December 11, 1998 the Board of Directors of the Fund declared a dividend from ordinary income of $.08 from Class A, $.01 from Class B and C and $.105 from Class Z payable on December 15, 1998 to shareholders of record on December 14, 1998.
--------------------------------------------------------------------------------
                                       14

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class A(a)
                                                  ---------------------------------------------------------
                                                                   Year Ended October 31,
                                                  ---------------------------------------------------------
                                                   1998        1997         1996         1995        1994
                                                  -------     -------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 12.22     $ 15.86     $  15.75     $  16.90     $ 16.10
                                                  -------     -------     --------     --------     -------
Income from investment operations
Net investment income (loss)..................        .06         .02          .07          .04        (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      (1.88)      (3.31)         .23        (1.09)       1.15
                                                  -------     -------     --------     --------     -------
   Total from investment operations...........      (1.82)      (3.29)         .30        (1.05)       1.07
                                                  -------     -------     --------     --------     -------
Less distributions
Distributions in excess of net investment
   income.....................................       (.40)         --         (.19)          --        (.06)
Distributions from net realized gains.........       (.86)       (.35)          --         (.10)       (.21)
                                                  -------     -------     --------     --------     -------
   Total distributions........................      (1.26)       (.35)        (.19)        (.10)       (.27)
                                                  -------     -------     --------     --------     -------
Net asset value, end of year..................    $  9.14     $ 12.22     $  15.86     $  15.75     $ 16.90
                                                  -------     -------     --------     --------     -------
                                                  -------     -------     --------     --------     -------
TOTAL RETURN(b)...............................     (15.53)%    (21.32)%       1.97%       (6.23)%      6.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $22,624     $35,860     $113,585     $ 98,998     $98,921
Average net assets (000)......................    $26,845     $73,942     $106,148     $101,920     $92,233
Ratios to average net assets:
   Total expenses.............................       1.70%       1.48%        1.37%        1.46%       1.57%
   Operating expenses, including distribution
      fees....................................       1.70%       1.42%        1.37%        1.46%       1.57%
   Operating expenses, excluding distribution
      fees....................................       1.45%       1.17%        1.12%        1.21%       1.33%
   Net investment income (loss)...............        .63%        .14%         .44%         .26%       (.50)%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         94%         81%          91%          54%         56%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class B(a)
                                                  ------------------------------------------------------------
                                                                     Year Ended October 31,
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  11.77     $  15.40     $  15.38     $  16.62     $  15.94
                                                  --------     --------     --------     --------     --------
Income from investment operations
Net investment loss...........................        (.01)        (.09)        (.04)        (.08)        (.21)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       (1.82)       (3.19)         .25        (1.06)        1.13
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........       (1.83)       (3.28)         .21        (1.14)         .92
                                                  --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment
   income.....................................        (.29)          --         (.19)          --         (.03)
Distributions from net realized gains.........        (.86)        (.35)          --         (.10)        (.21)
                                                  --------     --------     --------     --------     --------
   Total distributions........................       (1.15)        (.35)        (.19)        (.10)        (.24)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $   8.79     $  11.77     $  15.40     $  15.38     $  16.62
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL RETURN(b)...............................      (16.32)%     (21.84)%       1.36%       (6.82)%       5.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 74,457     $128,694     $327,315     $344,313     $459,949
Average net assets (000)......................    $ 91,983     $244,462     $357,548     $368,771     $404,506
Ratios to average net assets:
   Total expenses.............................        2.45%        2.23%        2.12%        2.21%        2.33%
   Operating expenses, including distribution
      fees....................................        2.45%        2.17%        2.12%        2.21%        2.33%
   Operating expenses, excluding distribution
      fees....................................        1.45%        1.17%        1.12%        1.21%        1.33%
   Net investment loss........................        (.12)%       (.61)%       (.25)%       (.55)%      (1.27)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Financial Highlights                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class C(a)                            Class Z(a)
                                                  --------------------------------------------------------     -----------
                                                                                                August 1,
                                                                                                 1994(d)       Year Ended
                                                           Year Ended October 31,                Through       October 31,
                                                  ----------------------------------------     October 31,     -----------
                                                   1998       1997       1996        1995         1994            1998
                                                  ------     ------     -------     ------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.77     $15.40     $ 15.38     $16.62       $ 16.68         $ 12.28
                                                  ------     ------     -------     ------         -----       -----------
Income from investment operations
Net investment income (loss)..................      (.01)      (.09)       (.04)      (.08)         (.06)            .08
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................     (1.82)     (3.19)        .25      (1.06)           --           (1.89)
                                                  ------     ------     -------     ------         -----       -----------
   Total from investment operations...........     (1.83)     (3.28)        .21      (1.14)         (.06)          (1.81)
                                                  ------     ------     -------     ------         -----       -----------
Less distributions
Distributions in excess of net investment
   income.....................................      (.29)        --        (.19)        --            --            (.44)
Distributions from net realized gains.........      (.86)      (.35)         --       (.10)           --            (.86)
                                                  ------     ------     -------     ------         -----       -----------
   Total distributions........................     (1.15)      (.35)       (.19)      (.10)           --           (1.30)
                                                  ------     ------     -------     ------         -----       -----------
Net asset value, end of period................    $ 8.79     $11.77     $ 15.40     $15.38       $ 16.62         $  9.17
                                                  ------     ------     -------     ------         -----       -----------
                                                  ------     ------     -------     ------         -----       -----------
TOTAL RETURN(b)...............................    (16.32)%   (21.84)%      1.36%     (6.82)%        (.36)%        (15.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $1,654     $2,932     $12,360     $2,443       $   718         $12,429
Average net assets (000)......................    $2,276     $6,557     $ 6,402     $1,624       $   458         $15,099
Ratios to average net assets:
   Total expenses.............................      2.45%      2.23%       2.12%      2.21%         3.00%(c)        1.45%
   Operating expenses, including distribution
      fees....................................      2.45%      2.17%       2.12%      2.21%         3.00%(c)        1.45%
   Operating expenses, excluding distribution
      fees....................................      1.45%      1.17%       1.12%      1.21%         2.00%(c)        1.45%
   Net investment income (loss)...............      (.12)%     (.61)%      (.25)%     (.43)%       (1.64)%(c)        .82%

                                                             March 1,
                                                              1996(e)
                                                              Through
                                                            October 31,
                                                 1997          1996
                                                -------     -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $ 15.89       $ 16.57
                                                -------     -----------
Income from investment operations
Net investment income (loss)..................      .06           .11
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................    (3.32)         (.79)
                                                -------     -----------
   Total from investment operations...........    (3.26)         (.68)
                                                -------     -----------
Less distributions
Distributions in excess of net investment
   income.....................................       --            --
Distributions from net realized gains.........     (.35)           --
                                                -------     -----------
   Total distributions........................     (.35)           --
                                                -------     -----------
Net asset value, end of period................  $ 12.28       $ 15.89
                                                -------     -----------
                                                -------     -----------
TOTAL RETURN(b)...............................   (21.02)%       (4.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $19,520       $37,288
Average net assets (000)......................  $31,945       $33,868
Ratios to average net assets:
   Total expenses.............................     1.23%         1.12%(c)
   Operating expenses, including distribution
      fees....................................     1.17%         1.12%(c)
   Operating expenses, excluding distribution
      fees....................................     1.17%         1.12%(c)
   Net investment income (loss)...............      .39%          .68%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants           PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the 'Fund') at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998
--------------------------------------------------------------------------------
                                       18

Federal Income Tax Information (Unaudited)  PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1998, the Fund paid long-term capital gain distributions of $.857 per share which are taxable as such.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended October 31, 1998, the Fund intends on passing through 30.23% of ordinary income distributions as a foreign tax credit.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
In January 1999, you will be advised on IRS Form 1099 DIV, or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 1998.
--------------------------------------------------------------------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?
Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for" prices of a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
---------------------------------------------------
Prudential Pacific Growth Fund, Inc. vs. the Morgan
Stanley Capital International AC Asia Pacific Index.

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Class Z
(GRAPH)


Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Pacific Growth Fund, Inc.
(Class A, B, C, and Z shares) with a similar investment in the Morgan Stanley Capital International All Country (AC) Asia Pacific Index (the Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (October
31), as measured on a quarterly basis, beginning in 1992 for Class A and Class B shares, 1994 for Class C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1998; (c) beginning November 2, 1998, Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. This change is not reflected in the charts to the right; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Morgan Stanley Capital International AC Asia Pacific Index is a weighted index comprised of approximately 950 securities listed on the stock exchanges of Australasia, Hong Kong, Japan, Malaysia, Singapore, Indonesia, Sri Lanka, China (free), Pakistan, Taiwan, India, Korea, the Philippines, and Thailand. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. The Fund previously compared its performance to the Morgan Stanley Capital International Pacific Index, which is a weighted index of approximately 416 companies listed in the stock markets of Japan, Hong Kong, Singapore/Malaysia, Australia, and New Zealand. The Fund changed its comparative index to reflect the broader geographic investment represented by the MSCI AC Asia Pacific Index, more closely reflecting the Fund's investment portfolio. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Robin B. Smith
Stephen Stoneburn
Brian M. Storms
Nancy H. Teeters

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer

Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743941106              MF157E
743941205
743941304
743941403